                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    February 19, 2002
                                                 ---------------------


                               CUMULUS MEDIA INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Illinois                   000-24525                    36-4159663
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS employer
      of incorporation)             File Number)             Identification No.)


3535 Piedmont Road, Building 14, Fourteenth Floor, Atlanta, Georgia      31757
--------------------------------------------------------------------------------
    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:        (404) 949-0700
                                                     --------------------------


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ITEM 7(c) - Exhibits.

         99.1     Relevant Portions of Script for February 19, 2002 Conference
                  Call.



ITEM 9.  REGULATION FD DISCLOSURE

         On February 19, 2002, the Registrant held a conference call for analysts and investors, and which was open to the public, in which Lewis W. Dickey, Jr., the Chairman, President and Chief Executive Officer, and Martin R. Gausvik, the Executive Vice President, Chief Financial Officer and Treasurer, provided information regarding fourth quarter and year-end results for 2001, and certain pending developments in 2002. A copy of the relevant portions of their script is attached hereto as Exhibit 99.1.

         We are furnishing the information contained in this report, including the script, pursuant to Regulation FD, promulgated by the Securities and Exchange Commission ("SEC"). This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities and Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that is not otherwise publicly available.

         The information contained in this report, including the information contained in the relevant portions of the script, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CUMULUS MEDIA INC.


                                         By: /s/     Daniel O'Donnell
                                             ----------------------------------
                                             Name:   Daniel O'Donnell
                                             Title:  Vice President, Finance

Date:  February 19, 2002




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                                  EXHIBIT INDEX



    EXHIBIT NUMBER                          EXHIBIT
         99.1              Relevant  Portions of Script for  February  19, 2002
                           Conference Call.